Exhibit 10.2
LIMITED WAIVER AND CONSENT AGREEMENT

This LIMITED WAIVER AND CONSENT AGREEMENT dated as of October 28, 2024 (this “Agreement”), is by and among Sonder Holdings Inc., a Delaware corporation (the “Company”), Sonder Holdings LLC, a Delaware limited liability company, Sonder USA Inc., a Delaware corporation (“Sonder USA Inc.”), Sonder Hospitality USA Inc., a Delaware corporation (collectively, the “Note Obligor” or “Note Obligors”), the Guarantors, the Investors party hereto (the “Required Investors”) and Alter Domus (US) LLC, as collateral agent (“Agent”). Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned thereto in the Note Purchase Agreement (as defined below).
WHEREAS, reference is made to that certain Note and Warrant Purchase Agreement, dated as of December 10, 2021, by and among the Note Obligors, the guarantors party thereto and the investors listed on the signature pages thereto (as amended by that certain Omnibus Amendment, dated as of December 21, 2022, that certain Second Omnibus Amendment, dated as of November 6, 2023, that certain Waiver, Forbearance and Third Amendment dated as of June 10, 2024, that certain Fourth Amendment, dated as of July 12, 2024, that certain Waiver, Consent and Fifth Amendment, dated as of August 13, 2024, and as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Note Purchase Agreement”);

WHEREAS, Sonder USA Inc. has entered into certain lease modification agreements (collectively, the “Lease Modification Agreement”) to that certain Lease, dated July 7, 2018 (as amended by that certain Amendment to Lease, dated as of December 14, 2021, that certain Second Amendment to Lease, dated August 13, 2024, and that certain Third Amendment to Lease, dated August 13, 2024), between Vorea Jackson LLC, a New York limited liability company (the “Landlord”), and Sonder USA Inc. with respect to certain premises located in the building known as and located at 23-20 Jackson Avenue, Long Island City, New York 11101;

WHEREAS, for the Parent’s fiscal years ending December 31, 2023 (the 2023 Financial Year) and December 31, 2024 (the 2024 Financial Year), Section 7(a)(i) of the Note Purchase Agreement requires that the Issuer Parties shall deliver, by September 30, 2024 in the case of the 2023 Financial Year and by March 31, 2025 in the case of the 2024 Financial Year, a Consolidated balance sheet of the Group Members as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Investors, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (collectively in the case of the 2023 Financial Year, the “2023 Audit” and in the case of the 2024 Financial Year, the “2024 Audit”);
WHEREAS, the Issuer Parties have informed the Investors and the Agent that (i) the 2023 Audit has been delivered subject to a “going concern” or like qualification and (ii) the 2024 Audit may be delivered subject to a “going concern” or like qualification;

WHEREAS, certain Defaults or Events of Default under the Note Purchase Agreement may occur pursuant to Section 5(f) of each of the Notes (x) as a result of Sonder USA Inc. entering into the Lease Modification Agreement and (y) as a result of the Issuer Parties’ failure to deliver the 2023 Audit and/or the 2024 Audit without a “going concern” or like qualification (such Defaults and/or Events of Default under preceding clauses (x) and (y), the “NPA Waived Matters”); and

WHEREAS, the Note Obligors have requested that Agent and the Investors party hereto (which, for the avoidance of doubt, comprise the Required Investors) agree to permanently waive the NPA Waived Matters, in each case, subject to the terms and conditions of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. ACKNOWLEDGMENTS

1.01 Acknowledgments. Each Note Obligor hereby acknowledges and agrees, upon execution and delivery of this Agreement, subject to the terms set forth herein, that:

(a) Notwithstanding the effectiveness of this Agreement, the Liens granted by such Note Obligor as collateral security for the Indebtedness, obligations and liabilities of such Note Obligor evidenced by the Note Purchase Agreement and the other Transaction Documents pursuant to, each of the Transaction Documents to which such Note Obligor is a party shall not be impaired, and each of the Transaction Documents to which such Note Obligor is a party is, and shall continue to be, in full force and effect in all respects;

(b) Each Note Obligor agrees that the Transaction Documents constitute (and as modified by this Agreement shall continue to constitute) valid and binding obligations and agreements of each Note Obligor enforceable against each Note Obligor in accordance with their respective terms except as such enforceability may be limited by applicable Laws and by general principles of equity and principles of good faith and fair dealing;

(c) Subject to the terms of this Agreement, Agent has not waived, released or compromised, and does not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any Defaults or Events of Default that existed or may have existed, or may presently exist, or may arise in the future (other than with respect to the NPA Waived Matters and the Waived Matters (as defined in the Third Amendment));

(d) The execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of any of the Transaction Documents (except as specifically and expressly set forth herein); (ii) extend the maturity of the Obligations or the due date of any payment of any Obligations or other obligations under the other Transaction Documents or payable in connection with the Transaction Documents; (iii) give rise to any obligation on the part of Agent to extend, modify or waive any term or condition of the Transaction Documents (other than with respect to the NPA Waived Matters); (iv) establish any course of dealing with respect to the Transaction Documents; or (v) give rise to any defenses or counterclaims to the right of Agent to compel payment of the Obligations or otherwise enforce its rights and remedies set forth in the Transaction Documents; and

(e) This Waiver (as defined below) by Agent shall not, except as expressly provided herein, invalidate, impair, negate or otherwise affect Agent’s ability to exercise its rights and remedies under the Transaction Documents or otherwise, and Agent shall be free to exercise any or all rights or remedies.

SECTION II. WAIVER AND CONSENT

2.01 Waiver. Subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith (including the satisfaction of each of the conditions precedent set forth in Section 4.01 to the effectiveness of this Agreement), each of the Agent and the Investors party hereto (which, for the avoidance of doubt, comprise the Required Investors) hereby permanently waives any non-compliance resulting from the NPA Waived Matters under each of the Notes and the other Transaction Documents (the “Waiver”).

2.02 Consent. Subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith (including the satisfaction of each of the conditions precedent set forth in Section 4.01 to the effectiveness of this Agreement), each of the Agent and the Investors party hereto (which, for the avoidance of doubt, comprise the Required Investors) hereby provide express consent for the Note Obligors to perform their Obligations under the Lease Modification Agreement.

2.03 Acknowledgement. EACH NOTE OBLIGOR HEREBY AGREES AND ACKNOWLEDGES THAT EACH OF AGENT AND THE REQUIRED INVESTORS WILL REQUIRE STRICT PERFORMANCE BY EACH NOTE OBLIGOR OF ALL OF THEIR RESPECTIVE OBLIGATIONS, AGREEMENTS AND COVENANTS CONTAINED IN THE NOTE PURCHASE AGREEMENT AND ANY OTHER TRANSACTION DOCUMENTS, AND NO INACTION OR ACTION BY AGENT OR THE REQUIRED INVESTORS REGARDING ANY DEFAULT OR EVENT OF DEFAULT (OTHER THAN THE NPA WAIVED MATTERS) IS INTENDED TO BE OR SHALL BE A WAIVER THEREOF. EACH NOTE OBLIGOR HEREBY ALSO AGREES AND ACKNOWLEDGES THAT THE WAIVER IS A ONE-TIME WAIVER RELATED SOLELY TO THE NPA WAIVED MATTERS AND THAT NO COURSE OF DEALING AND NO DELAY IN EXERCISING ANY RIGHT, POWER OR REMEDY CONFERRED TO AGENT IN THE NOTE PURCHASE AGREEMENT OR IN ANY OTHER TRANSACTION DOCUMENT OR NOW OR HEREAFTER EXISTING AT LAW, IN EQUITY, BY STATUTE OR OTHERWISE SHALL OPERATE AS A WAIVER OF OR OTHERWISE PREJUDICE ANY SUCH RIGHT, POWER OR REMEDY, OTHER THAN AS SPECIFIED HEREIN WITH RESPECT TO THE NPA WAIVED MATTERS.
SECTION III. ISSUANCE OF WARRANTS – WARRANT PAYMENT

3.01 Issuance of Warrants – Warrant Payment. On the date that the Company files its Current Report on Form 8-K disclosing the voting results of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”):

(a) if the proposal to amend the Company’s amended and restated certificate of incorporation to increase the Company’s authorized shares of capital stock by at least (a) 500,000 shares of common stock, if the Company elects to issue Warrants (as defined below) with an exercise price of $0.01, or (b) 625,000 shares of common stock, if the Company elects to issue Warrants with an exercise price of $1.00 (the “Share Increase Proposal”) is approved at the 2024 Annual Meeting, then the Company will, as soon as reasonably practicable, issue directly to each Investor a warrant certificate (the “Warrants”) to purchase: (i) up to a number of shares of the Company’s common stock set forth opposite each Investor’s name on Schedule I hereto, if the Company elects to issue Warrants with an exercise price of $0.01 (such warrant certificate shall be in substantially the form attached as Exhibit A to that certain Warrant Agreement, dated as of June 10, 2024, among the Company, Computershare Inc., and Computershare Trust Company, N.A., as warrant agent); or (ii) up to a number of shares of the Company’s common stock set forth opposite each Investor’s name on Schedule II hereto, if the Company elects to issue Warrants with an exercise price of $1.00.

(b) if the Share Increase Proposal is not approved at the 2024 Annual Meeting, then the Company will, as soon as reasonably practicable, make a payment directly to each Investor in the amount set forth opposite each Investor’s name on Schedule III hereto (the “Waiver Payment”).

3.02 Retention of Rights and Remedies. If the Warrants are not issued or the Waiver Payment is not made by December 31, 2024, then this Agreement shall terminate and the Investors shall retain any and all rights and remedies relating to any non-compliance resulting from the NPA Waived Matters under each of the Notes and the other Transaction Documents.

Section IV REPRESENTATIONS AND WARRANTIES

Each Investor, for that Investor alone, represents and warrants to the Note Obligors, as of the Date hereof and as of the date of acquisition of a Warrant, as follows:

(a) Authorization. Such Investor has all requisite power and authority to enter into this Agreement, and perform its obligations under the terms of this Agreement. All action on the part of such Investor, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken or will be taken prior to the applicable Closing, and the Transaction Documents constitute valid and legally binding obligations of such Investor, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority on the part of such Investor is required in connection with the consummation of the transactions contemplated by this Agreement.

(b) Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon, among other things, such Investor’s representation to the Note Obligors, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Warrants will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing, the Warrants. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrants.

(c) Reliance Upon the Investor’s Representations. Such Investor acknowledges that the Warrants are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act and that the Note Obligors’ reliance on such exemption is based, in part, on such Investor’s representations set forth herein.
(d) Investment Experience. Such Investor is experienced in evaluating and investing in securities of companies in the development stage, is able to bear the economic risk of its investment in a Warrants and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Warrants and is able, without impairing such Investor’s financial condition, to hold the Warrants to be received by such Investor for an indefinite period of time and to suffer a complete loss of such Investor’s investment. Such Investor also represents it has not been organized solely for the purpose of acquiring the Warrants.

(e) Understanding of Risk. Such Investor is aware of (i) the highly speculative nature of the Warrants, (ii) the financial hazards involved and (iii) the lack of liquidity of the Warrants.

(f) Accredited Investor. Such Investor represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. Such Investor has furnished or made available any and all information requested by the Note Obligors or otherwise necessary to satisfy any applicable verification requirements as to accredited investor status. Such Investor covenants to provide prompt written notice to the Note Obligors in the event it ceases to be an accredited investor at any time in the future during which it continues to hold any of the Warrants or any other securities of the Note Obligors.

(g) No Public Market. Such Investor understands and acknowledges that no public market now exists for the Warrants and that the Note Obligors have made no assurances that a public market will ever exist for the Warrants or any other securities of the Note Obligors.

(h) Restricted Securities. Such Investor understands that the Warrants, and shares of common stock underlying the Warrants, may not be sold, transferred or otherwise disposed of without registration under the Securities Act and applicable state securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the Warrants, or shares of common stock underlying the Warrants, or an available exemption from registration under the Securities Act, the Warrants must be held indefinitely. Investor acknowledges that the Note Obligors have no obligation to make or keep “current public information” (as defined in Rule 144 under the Securities Act).

(i) Legends. To the extent applicable, each certificate or other document evidencing any of the Warrants shall be endorsed with the legend set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Note Obligors, such Investor shall not transfer the Warrants without complying with the restrictions on transfer described in the legends endorsed on any such Warrant (except that the Note Obligors shall not require an opinion of counsel in connection with a transfer to an affiliated entity or pursuant to Rule 144):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAW, INCLUDING PURSUANT TO RULE 144 OR RULE 144A OR TO PERSONS OUTSIDE OF THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT, PROVIDED THAT, EXCEPT IN THE CASE OF ANY TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144 OR RULE 144A OR TO PERSONS OUTSIDE OF THE UNITED STATES PURSUANT TO REGULATION S UNDER THE ACT, AN OPINION OF COUNSEL SHALL BE FURNISHED TO THE NOTE OBLIGORS (IF REQUESTED BY THE NOTE OBLIGORS), IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE NOTE OBLIGORS, TO THE EFFECT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT AND/OR APPLICABLE STATE SECURITIES LAW.”

(j) Tax Advisors. Such Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Investor relies solely on any such advisors and is not relying on any statements or representations of the Note Obligors or any of its agents, written or oral, as tax advice.

(k) Exculpation. Such Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Note Obligors and their respective officers and directors, in making its investment or decision to invest in the Note Obligors.

(l) No “Bad Actor” Disqualification Events. Neither (i) such Investor, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of any of the Note Obligors’ voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by such Investor is subject to any Disqualification Events, except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Note Obligors. Such Investor covenants to provide such information to the Note Obligors as the Note Obligors may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of the Securities Act.

(m) No Restricted Entities. Such Investor represents that neither it, nor any of its officers, directors or beneficial owners, is an individual or entity with whom the transactions described herein would be prohibited by a governmental authority, as identified on the United States Government Consolidated Screening List, or any other applicable governmental list or regulation that would prohibit or restrict the transactions described herein, including any prohibitions or restrictions based on the nationality of an entity or individual.

(n) No Brokers or Finders. Except as previously disclosed to the Note Obligors prior to the date of this Agreement, neither such Investor nor any of its Affiliates has retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Note Obligors would be required to pay.

SECTION V. MISCELLANEOUS

5.01 Condition Precedent to Effectiveness of this Agreement. This Agreement and the Waiver shall become effective on the date of satisfaction of each of the following conditions (the date on which such conditions are satisfied, the “Agreement Effective Date”):

(a) Agent shall have received a fully executed copy of this Agreement, duly executed by the Note Obligors and the Required Investors.

(b) Agent shall have received a fully executed copy of the Lease Modification Agreement, duly executed by the Landlord and Sonder USA Inc.

(c) Agent shall have received a fully executed copy of that certain Waiver, by and among the Note Obligors and Silicon Valley Bank, dated as of the date hereof, which effects waivers consistent with this Agreement, duly executed by the Note Obligors.

(d) Agent and the Investors shall have received the 2023 Audit.

5.02    Post-Closing Obligations. Agent and the Investors shall have received payment and reimbursement from the Note Obligors for all of their reasonable and documented out-of-pocket costs and expenses of counsel for which invoices have been presented to the Note Obligors on or before the Second Funding of the Preferred Equity (as defined in Amendment No. 5).

5.03 Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in this Agreement or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

5.04 Choice of Law and Venue; Judicial Reference. Section 10(e) of the Note Purchase Agreement is hereby incorporated by reference, mutatis mutandis.

5.05 Successors and Assigns. This Agreement shall be binding upon each of the Note Obligors, Required Investors, Agent and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.

5.06 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

5.07 Amendment. This Agreement may only be amended or modified in writing by the parties hereto, subject to any additional requirements under the Note Purchase Agreement, if applicable. Where a written consent is required pursuant to or contemplated by this Agreement, such written consent shall be deemed to have occurred if it is conveyed in writing (including email) between counsel of the Note Obligors and the Required Investors, with a copy sent to Agent (or consented to by Agent in writing if Agent’s consent is needed).

5.08 Miscellaneous. Except as otherwise expressly set forth herein, nothing in this Agreement shall be deemed to constitute an amendment, modification or waiver of any provision of the Note Purchase Agreement or the Security and Pledge Agreement nor shall anything contained herein be deemed to imply any willingness of the Agent or Required Investors to agree to, or otherwise prejudice any rights of the Agent or Required Investors with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Agreement shall not be construed as a waiver of any other provision of the Transaction Documents or to permit any Note Obligor to take any other action which is prohibited by the terms of the Note Purchase Agreement, the Security and Pledge Agreement or the other Transaction Documents. Each reference in the Note Purchase Agreement or any other Transaction Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Note Purchase Agreement or any other Transaction Document shall mean and refer to such agreement as supplemented by this Agreement.

5.09 Entire Agreement. THIS AGREEMENT, THE NOTE PURCHASE AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NOTE OBLIGORS:

SONDER HOLDINGS INC.,
a Delaware corporation

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER USA INC.,
a Delaware corporation

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER HOSPITALITY USA INC.,
a Delaware corporation

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

GUARANTORS:
SONDER GROUP HOLDINGS LLC

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER TECHNOLOGY INC.

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER HOSPITALITY HOLDINGS LLC

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER PARTNER CO.

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

SONDER GUEST SERVICES LLC

By: /s/ Dominique Bourgault
Name: Dominique Bourgault
Title: Chief Financial Officer

     AGENT:

ALTER DOMUS (US) LLC

By: /s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

INVESTORS:

BLACKROCK STRATEGIC INCOME
OPPORTUNITIES PORTFOLIO OF
BLACKROCK FUNDS V, as a Subordinated
Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK GLOBAL ALLOCATION
FUND, INC., as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK CAPITAL ALLOCATION
TERM TRUST, as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

MASTER TOTAL RETURN PORTFOLIO OF
MASTER BOND LLC, as a Subordinated
Claimholder

By: BlackRock Financial Management, Inc., its
Register Sub-Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK GLOBAL ALLOCATION V.I.
FUND OF BLACKROCK VARIABLE SERIES
FUNDS, INC., as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK ESG CAPITAL ALLOCATION
TERM TRUST, as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor
By: /s/ Henry Brennan
     Name: Henry Brennan
     Title: Managing Director

BLACKROCK TOTAL RETURN BOND
FUND, as a Subordinated Claimholder

By: BlackRock Institutional Trust Company, NA,
not in its individual capacity but as Trustee of the
BlackRock Total Return Bond Fund

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK GLOBAL ALLOCATION
COLLECTIVE FUND, as a Subordinated
Claimholder

By: BlackRock Institutional Trust Company, NA,
not in its individual capacity but as Trustee of the
BlackRock Global Allocation Collective Fund

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK FUNDS TRUST II –
BLACKROCK BOND INCOME PORTFOLIO,
as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK GLOBAL LONG/SHORT
CREDIT FUND OF BLACKROCK FUNDS IV,
as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK STRATEGIC GLOBAL BOND
FUND, INC., as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Adviser and
BlackRock International Limited, its Sub-Adviser;
BlackRock (Singapore) Limited, its Sub-Adviser

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

STRATEGIC INCOME OPPORTUNITIES
BOND FUND, as a Subordinated Claimholder

By: BlackRock Institutional Trust Company, NA,
not in its individual capacity but as Trustee of the
Strategic Opportunities Bond Fund

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

FOR BLACKROCK INVESTMENT
MANAGEMENT (AUSTRALIA) LIMITED AS
RESPONSIBLE ENTITY OF THE
BLACKROCK GLOBAL ALLOCATION
FUND (AUST), as a Subordinated Claimholder

By: BlackRock Investment Management, LLC, its
Sub-Investment Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

BLACKROCK GLOBAL ALLOCATION
PORTFOLIO OF BLACKROCK SERIES
FUND, INC., as a Subordinated Claimholder

By: BlackRock Advisors, LLC, its Investment
Advisor

By: /s/ Henry Brennan
Name: Henry Brennan
Title: Managing Director

SENATOR GLOBAL OPPORTUNITY
MASTER FUND, L.P., as a Subordinated
Claimholder

By: Senator GP LLC, its General Partner

By: /s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: General Counsel